                                                                    Exhibit 99.1

                              HEALTHGATE DATA CORP.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS


                                                 BALANCE AT        CHARGES                             BALANCE AT
                                                 BEGINNING OF     COSTS AND                               END OF
DESCRIPTION                                          YEAR         EXPENSES           DEDUCTIONS            YEAR
1999

Allowance for doubtful accounts                  $   20,000       $   30,000                            $     50,000

Deferred tax asset valuation allowance            3,766,185        6,966,074                              10,732,259

1998

Allowance for doubtful accounts                       3,500           20,000           (3,500)(1)             20,000

Deferred tax asset valuation allowance            2,551,653        1,214,532                               3,766,185

1997

Allowance for doubtful accounts                           0            3,500                                   3,500

Deferred tax asset valuation allowance            1,477,954        1,073,699                               2,551,653

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(1) Write off of uncollectible accounts

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                          FINANCIAL STATEMENT SCHEDULE


To the Board of Directors
of HealthGate Data Corp.

Our audits of the consolidated financial statements referred to in our report dated February 21, 2000 appearing in this Annual Report on Form 10-K also included an audit of the financial statement schedule listed in Item 14(a)(2) of this Form 10-K. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.



PricewaterhouseCoopers LLP

Boston, Massachusetts
February 21, 2000